                                                                      Exhibit 21
                        SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1998

                                               STATE OR OTHER        OTHER NAME(S)
                                               JURISDICTION OF        UNDER WHICH
                                              INCORPORATION OR      SUBSIDIARY DOES
NAME OF SUBSIDIARY                              ORGANIZATION           BUSINESS
------------------                              ------------           --------
A. M. Exports Limited                          United Kingdom            None

*Amity Environmental Equipment L.L.C.          Minnesota                 None

*Amity Technology, L.L.C.                      Minnesota                 None

Austoft Holdings Limited                       Australia                 None

Austoft Inc.                                   Florida                   None

Austoft Industries Limited                     Australia                 None

*Brahma Steyr Tractors Limited                 India                     None

Brascor Corretora de Seguros,                  Brazil                    None
Participacoes e Servicos S.A.

*Brastoft Maquinas E Sistemas                  Brazil                    None
Agro-Industriais S.A.

C. W., Inc.                                    North Dakota              None

Case (Barbados) FSC, Ltd.                      Barbados                  None

Case Belgium N.V.                              Belgium                   None

Case Bodenverdichtungsgerate                   Germany                   None
Verwaltungs GmbH

Case bor-mor Holdings, Inc.                    Minnesota                 None

Case Brasil & Cia                              Brazil                    None

Case Brazil Holdings, Inc.                     Delaware                  None

Case Canada Corporation                        Ontario                   Case Canada,
                                                                         Case Power &
                                                                         Equipment

Case Canada Equipment Corporation              Delaware                  None

                        SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1998

                                               STATE OR OTHER        OTHER NAME(S)
                                               JURISDICTION OF        UNDER WHICH
                                              INCORPORATION OR      SUBSIDIARY DOES
NAME OF SUBSIDIARY                              ORGANIZATION           BUSINESS
------------------                              ------------           --------
Case Canada Investments, Ltd.                  Alberta                   None

Case Canada Receivables, Inc.                  Alberta                   None

Case Capital Corporation                       Delaware                  None

Case CDC Holdings, Inc.                        Delaware                  None

Case Corporation Pty. Ltd.                     Australia                 None

Case Credit Australia Investments Pty. Ltd.    Australia                 None

Case Credit Australia Pty., Ltd.               Australia                 None

Case Credit Corporation                        Delaware                  None

Case Credit Europe S.A.S.                      France (50% ownership)    None

Case Credit Global Investments Ltd.            Bermuda                   None

Case Credit Holdings Limited                   Delaware                  None

Case Credit Insurance Agency Inc.              Delaware                  None

Case Credit Limited                            United Kingdom            None

Case Credit Ltd.                               Alberta                   None

Case Credit UK Limited                         United Kingdom            None
                                               (50% ownership)

Case Credit Wholesale Pty. Limited             Australia                 None

Case Credits Limited                           United Kingdom            None

Case Currency Management, Inc.                 Delaware                  None

Case Equipment Baumaschinen GmbH               Germany                   None

Case Equipment Holdings Limited                Delaware                  None

Case Equipment International                   Delaware                  None
Corporation

                        SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1998

                                               STATE OR OTHER        OTHER NAME(S)
                                               JURISDICTION OF        UNDER WHICH
                                              INCORPORATION OR      SUBSIDIARY DOES
NAME OF SUBSIDIARY                              ORGANIZATION           BUSINESS
------------------                              ------------           --------
Case Equipment International                   Delaware                  None
Marketing, Inc.

Case Europe S.A.R.L.                           France                    None

Case France S.A.                               France                    None

Case Germany GmbH                              Germany                   None

Case Harvesting Systems GmbH                   Germany                   None

Case India Limited                             Delaware                  None

Case Information Technology Company LLC        Delaware Limited          None
                                               Liability Company

Case International France SARL                 France                    None

Case International Marketing, Inc.             Delaware                  None

Case International United Kingdom Limited      United Kingdom            None

Case Irrigation Company                        Delaware                  None

Case Italy SpA                                 Italy                     None

Case LBX Holdings, Inc.                        Delaware                  None

Case Leasing Asset Securitization Inc.         Delaware                  None

Case Leasing GmbH                              Germany (50% ownership)   None

Case Licensing/Lending Company                 Delaware                  None

Case Melbourne Pty. Ltd.                       Australia                 None

Case Mexico, S.A.                              Mexico                    None

Case Receivables II Inc.                       Delaware                  None

                        SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1998

                                               STATE OR OTHER              OTHER NAME(S)
                                               JURISDICTION OF              UNDER WHICH
                                              INCORPORATION OR            SUBSIDIARY DOES
NAME OF SUBSIDIARY                              ORGANIZATION                 BUSINESS
------------------                              ------------                 --------
Case Receivables, Inc.                         Delaware                        None

Case Spain S.A.                                Spain                           None

Case Sprayers Limited                          United Kingdom                  None

Case Steyr Landmaschinentechnik AG             Austria                         None

Case United Kingdom Limited                    United Kingdom                  None

Case Wholesale Receivables Inc.                Delaware                        None

Case-Poclain Limited                           United Kingdom                  None

Concord, Inc.                                  North Dakota                    None

Consolidated Diesel Company                    North Carolina General          None
                                               Partnership (50% ownership)

Consolidated Diesel of North                   North Carolina (50% ownership)  None
Carolina, Inc.

Consolidated Diesel, Inc.                      Delaware (50% ownership)        None

David Brown Tractors (Belfast) Ltd.            United Kingdom                  None

David Brown Tractors (Ireland) Ltd.            Ireland                         None

David Brown Tractors (Retail) Ltd.             United Kingdom                  None

David Brown Tractors Limited                   United Kingdom                  None

Eagle Global Insurance Co., Ltd.               Bermuda                         None

Farm One AgServices, Inc.                      Delaware                        None

Fermec Holdings Limited                        United Kingdom                  None

Fermec International Limited                   United Kingdom                  None

Fermec Manufacturing Limited                   United Kingdom                  None

Fermec North America Limited                   United Kingdom                  None

                        SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1998

                                               STATE OR OTHER             OTHER NAME(S)
                                               JURISDICTION OF             UNDER WHICH
                                              INCORPORATION OR           SUBSIDIARY DOES
NAME OF SUBSIDIARY                              ORGANIZATION                BUSINESS
------------------                              ------------                --------
Fermec S.A.                                    France                          None

Fermec Trustee Limited                         United Kingdom                  None

Grand Detour Plow Company                      Wisconsin                       None

Hay & Forage Industries                        Kansas General                  None
                                               Partnership (50% ownership)

HFI Holdings, Inc.                             Delaware                        None

International Harvester Company                Delaware                        None

International Harvester Co.                    Belgium                         None
of Belgium N.V.

International Harvester Co. of                 United Kingdom                  None
Great Britain Limited

J. I. Case Argentina, S.A.                     Argentina                       None

J. I. Case Company Limited                     United Kingdom                  None

J. I. Case Germany Holdings, Inc.              Delaware                        None

J. I. Case International, S.A.                 Venezuela                       None

J. I. Case Leasing Corporation                 Wisconsin                       None

J. I. Case Property Company                    Delaware                        None

J. I. Case Threshing Machine Company           Wisconsin                       None

Kase, S.A. De C. V.                            Mexico                          None

Kestrin Pty. Ltd.                              Australia                       None

Lake Hull Pty. Ltd.                            Australia                       None

LBX Company LLC                                Delaware Limited                None
                                               Liability Company
                                               (50% ownership)

                        SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1998

                                               STATE OR OTHER             OTHER NAME(S)
                                               JURISDICTION OF             UNDER WHICH
                                              INCORPORATION OR           SUBSIDIARY DOES
NAME OF SUBSIDIARY                              ORGANIZATION                BUSINESS
------------------                              ------------                --------
Liuzhou Case Liugong Construction              China (70% ownership)           None
Equipment Company Limited

Masstock (Zambia) Limited                      Zambia (12.5% ownership)        None

Megavolt L.P., L.L.L.P.                        Delaware Limited Liability      None
                                               Limited Partnership
                                               (40% ownership)

Poclain do Brasil S.A.                         Brazil                          None

Poclain Limited                                United Kingdom                  None

Poclain Services North America Inc.            Delaware                        None

PPM do Brasil Ltda.                            Brazil                          None

Pryor Foundry, Inc.                            Oklahoma                        None

Receivables Credit Corporation                 Alberta                         None

Receivables Credit II Corporation              Alberta                         None

Receivables Credit III Corporation             Alberta                         None

Servicios Case Mexicana, S.A. de C.V.          Mexico                          None

Steiger Credit Company                         North Dakota                    None

Steiger International, Ltd.                    Guam                            None

Tiede Landtechnik GmbH                         Germany                         None

Tractorwork, Limited                           United Kingdom                  None

Ukrainian Agricultural Development Co.         Delaware (20.22% ownership)     None

Universaltrac Beteiligungs GmbH.               Germany                         None

UzCaseagroleasing                              Uzbekistan                      None

UzCaseMash L.L.C.                              Uzbekistan                      None

                        SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1998

                                               STATE OR OTHER             OTHER NAME(S)
                                               JURISDICTION OF             UNDER WHICH
                                              INCORPORATION OR           SUBSIDIARY DOES
NAME OF SUBSIDIARY                              ORGANIZATION                BUSINESS
------------------                              ------------                --------
UzCaseService L.L.C.                           Uzbekistan                      None

UzCaseTractor L.L.C.                           Uzbekistan                      None

Versatile Credit Pty. Ltd.                     Australia                       None

Versatile Farm Equipment Pty. Ltd.             Australia                       None

Warchalowski GmbH                              Austria                         None

Warchalowski GmbH & Co. KG                     Austria                         None

------------------------
*  Indicates less than 10% equity ownership interest.